                             CREDIT SUCCESSION AGREEMENT


  THIS CREDIT SUCCESSION AGREEMENT (this "AGREEMENT") dated as of July 3,
1997 by and among Gregg DeNicola, M.D. ("DENICOLA"), and Prospect Medical Holdings, Inc., a Delaware corporation ("HOLDINGS"), Prospect Medical Systems, Inc., a Delaware corporation ("SYSTEMS"), Prospect Medical Group, a California professional corporation ("GROUP"), such other entities as may become parties hereto by executing a joinder agreement, in form and substance satisfactory to Imperial Bank, a California banking corporation ("BANK"), making them a party to this Agreement, and Bank.

  A. Group and each other California professional medical corporation which hereafter becomes a party to this Agreement (collectively, with Group, the "PROFESSIONAL CORPORATIONS") is a professional service corporation within the meaning of the Moscone-Knox Professional Corporation Act of the State of California ("PROFESSIONAL CORPORATION ACT").

  B. Systems and each other subsidiary of Holdings which hereafter becomes a party to this Agreement (collectively, with System, the "MANAGEMENT COMPANIES") and the Professional Corporations have entered into those certain Management Services Agreements, all as more fully set forth on SCHEDULE A attached hereto and incorporated herein by this reference (each such agreement a "MANAGEMENT AGREEMENT").

  C. DeNicola is the legal and beneficial owner of all of the issued and outstanding shares of the Professional Corporations (all such shares collectively held by DeNicola are referred to herein as the "SHARES").

  D. Holdings has entered into that certain Revolving Credit Agreement (the "CREDIT AGREEMENT") dated as of the date herewith with Bank pursuant to which Bank shall extend credit to Holdings. All initially capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

  E.   Each of the Management Companies has entered into a Continuing
Guaranty (each, a "GUARANTY" and collectively, the "GUARANTIES") in favor of Bank pursuant to which such Management Company has guaranteed the obligations of the Holdings under the Credit Agreement.

  F. DeNicola, the Management Companies and the Professional Corporations are parties to those certain Assignable Option Agreements, all as more fully set forth on SCHEDULE B, attached hereto and incorporated herein by this reference (each such agreement an "OPTION AGREEMENT"). As used herein the term "Successor Physician" shall have the same meaning as in the Option Agreements or, if such term is undefined in any Option Agreement, shall mean the shareholder(s) designated to succeed to the ownership interest of the Shares upon the occurrence of certain succession events.


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

  G. Each Professional Corporation is a member of an affiliated group of companies that includes Holdings and the Management Companies and the proceeds of the Loans to be advanced under the Credit Agreement will be used, in part, to enable Holdings and the Management Companies to make transfers amongst themselves and their Subsidiaries and the Professional Corporations in connection with the operation of their respective businesses.

  H. DeNicola and the Professional Corporations will derive direct and substantial benefit from the execution of and performance under the Credit Agreement by Holdings and from the Loans to be advanced thereunder.

  I. The parties hereto desire to promote their mutual interest by imposing certain restrictions on the sale, transfer or other disposition of the Shares and by providing for certain disposition of the Shares upon the occurrence of an Event of Default under the Credit Agreement.

  J. Bank is willing to enter into the Credit Agreement and to make the Loans available to Holdings as set forth therein, but only upon the condition, among others, that DeNicola and the Professional Corporations shall have executed and delivered this Agreement to Bank.

  NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto each represents, warrants, covenants and agrees as follows:

  1. GENERAL PURPOSE; CONSTRUCTION. The purpose of this Agreement is to grant Bank certain rights to secure the performance and payment of sums due under the Credit Agreement, the Guaranties and the other Loan Documents upon the occurrence of a Succession Event, as defined below, and to provide for the orderly management of the Professional Corporations in the event of a Succession Event. It is a further purpose of this Agreement to provide for the transfer of ownership of the Shares in accordance with the terms of this Agreement and the laws of the relevant jurisdictions and to provide for the orderly transition in the composition of the Boards of Directors upon the occurrence of a Succession Event. In connection therewith, it is the intent of the parties hereto, and each of DeNicola and the Professional Corporations hereby covenants and agrees that, notwithstanding the occurrence of a Succession Event:

       (a) EXISTENCE. Each Professional Corporation shall maintain its existence as a professional service corporation (a "MEDICAL CORPORATION") under the laws of its state of formation.

       (b) MANAGEMENT AGREEMENTS. Each Professional Corporation shall continue to honor the Management Agreement to which it is a party; and


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

       (c) BOARD OF DIRECTORS. The Board of Directors of each Professional Corporation shall consist of employees of such Corporation or such other persons who are qualified hereunder and under the laws of the relevant jurisdictions to serve thereon.

  2. SUCCESSION EVENTS. As used herein, the term "SUCCESSION EVENT" shall mean the occurrence of any one or more of the following events:

       (a) DEFAULT. The occurrence of an Event of Default under or as defined in the Credit Agreement; or

       (b) REPRESENTATIONS AND WARRANTIES. Any representation or warranty of DeNicola or any Professional Corporation made under this Agreement or any statement or certificate at any time given pursuant hereto or in connection herewith shall be false, misleading or incomplete in any material respect when made; or

       (c) COVENANTS. DeNicola to perform, keep or observe any covenant or provision of this Agreement and the same has not been cured to the Bank's satisfaction within ten (10) Business Days after such Person shall become aware thereof, whether by written notice from Bank or otherwise; or

       (d) DEATH OR DISQUALIFICATION. DeNicola dies or is disqualified under the Professional Corporation Act or is no longer a Qualified Medical Professional (as hereinafter defined).

  3. GENERAL OBLIGATIONS OF SHAREHOLDER. DeNicola and each Professional Corporation covenant and agree that, so long as any of the Revolving Credit Commitment shall be available and until the full and infeasible payment and performance of the Obligations and of all obligations arising under the Guaranties (the "GUARANTY OBLIGATIONS"), DeNicola and each Professional Corporations, shall:

       (a) QUALIFIED DIRECTORS. Maintain for each of the Professional Corporations a Board of Directors of five (5) members who shall be persons
(i) duly licensed to practice in the medical industry in the applicable jurisdiction and that each such person shall be designated as a licensed professional in accordance with the Professional Corporation Act of such jurisdiction, (ii) who are otherwise qualified hereunder and (iii) who are not legally disqualified (temporarily or permanently) under the Professional Corporation Act (a licensed person who is not legally disqualified is hereinafter referred to as a "QUALIFIED MEDICAL PROFESSIONAL");

       (b) BOARD MEMBERS. Vote the Shares only to elect Qualified Medical Professionals as members of the Boards of Directors;

       (c) NO TRANSFER. Notwithstanding the terms of any Option Agreement, not sell, transfer, pledge or otherwise hypothecate the Shares except as set forth herein;


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

       (d) COMPLIANCE WITH LAW. Cause all directors of each of the Professional Corporations to take all steps necessary to ensure that each Professional Corporation complies with all provisions of the Professional Corporation Act and remains in good standing as a medical corporation in the state of California.

  4. REMEDIES. Upon the occurrence of a Succession Event, pursuant to Sections 2(a) through 2(c) of this Agreement and the exercise by Bank under the Credit Agreement, the Guaranties or any of the other Loan Documents, of any of the remedies provided for therein, or upon the occurrence of a Succession Event pursuant to Section 2(d) of this Agreement, the following shall occur:

       (a) SHAREHOLDER ISSUES. As soon as reasonably practicable following written notice from Bank of the occurrence of a Succession Event and upon receipt of Bank's written demand therefor, DeNicola, or his estate, as the case may be, shall sell the Shares to such person(s) as Bank shall, in its sole discretion, direct (the "NEW SHAREHOLDER(S)"). The total purchase price for the Shares shall be $1,000.

       (b) DIRECTOR ISSUES. As soon as reasonably practicable following the notice specified in Section 4(a) and the sale and purchase of the Shares as set forth in Section 4(a), the New Shareholder(s) shall remove any existing members of the Boards of Directors, in accordance with the provisions of the by-laws of the Professional Corporations and any relevant laws, and fill the vacancies on the Boards of Directors by electing the New Shareholder(s) as the only director(s) of each of the Professional Corporations to the extent permitted by applicable law.

  5. TERM; AMENDMENT TO CHARTER OR BYLAWS. This Agreement shall be in full force and effect for so long as the Credit Agreement has not been terminated and until the full and indefeasible payment and performance of the Obligations and the Guaranty Obligations. DeNicola agrees that he will not authorize the issuance of any additional Shares or amend the charter or bylaws of the Professional Corporations in any manner adverse to the purposes set forth herein so long as this Agreement is in effect.

  6. COMMUNITY PROPERTY INTEREST. DeNicola shall cause his spouse to execute an Acknowledgement and Consent, substantially in the form of EXHIBIT A attached hereto, signifying such spouse's consent to this Agreement and such spouse's agreement that any rights that such spouse may have, as a result of a community property or other interest in the Shares, shall be subject to the provisions of this Agreement. It is intended by this Agreement that DeNicola shall subject his entire interest in the Shares to the terms of this Agreement, irrespective of any community property or other interest of his spouse.


  7. GRANT OF SECURITY INTEREST. In order to secure the timely performance of the obligations of DeNicola and the Professional Corporations owing to Bank hereunder, DeNicola hereby grants a security interest in the Shares to Bank. Such security interest


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

shall attach to all now existing and hereafter acquired Shares without further action required on the part of Bank or DeNicola.

  8.   DELIVERY OF SHARES; STOCK ASSIGNMENTS.  Upon the purchase of any
Shares of any of the Professional Corporations hereunder or under any Option Agreement, DeNicola, any New Shareholder, any Successor Shareholder or any Professional Corporation, as the case may be, shall deliver to Bank, as collateral for the Obligations and the Guaranty Obligations, all stock certificate(s) evidencing the Shares of the relevant Professional Corporation(s) purchased, together with all necessary or appropriate stock assignments separate from such certificate(s) in accordance with the terms of this Agreement.

  9. REPRESENTATIONS AND WARRANTIES. DeNicola, and the Professional Corporations, hereby represent and warrant to Bank as follows:

       (a) SHAREHOLDERS OF RECORDS. DeNicola is the sole holder of record and the sole beneficial owner of the Shares of each of the Professional Corporations, free and clear of any Lien thereon or affecting title thereto, except for (i) the Lien created by this Agreement, and (ii) Permitted Liens.

       (b) CONSENTS AND APPROVALS. The Shares, the pledge of the Shares hereunder and the agreements, covenants and restrictions hereby entered into are not subject to and do not require the consent, approval or authorization under any agreement to which any of the Professional Corporations are subject, including, without limitation, under formation documents of any of the Professional Corporations, any management or professional services agreements, any loan agreements or similar documents, or of any third party, including, without limitation, any lender to any of any Professional Corporation.

       (c) RESTRICTIVE COVENANTS. The Shares are not subject to any restrictive covenants, negative pledges or any similar types of covenants or agreements that would restrict transferability.

       (d) DELIVERY OF CERTIFICATES. All certificates or other instruments representing or evidencing the Shares, accompanied by appropriate duly executed instruments of transfer or assignment in blank, have been delivered to Bank pursuant to the terms of this Agreement and all certificates, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any such Shares shall, immediately upon receipt, be delivered to Bank in accordance with the terms of this Agreement, together with any necessary endorsements.

  10.  INDEMNIFICATION.

       (a)  BANK INDEMNIFICATION.  DeNicola, Holdings, the Management
Companies and the Professional Corporations, jointly and severally, shall indemnify and defend Bank against any and all claims, expenses, liabilities and losses, including reasonable attorneys' fees, incurred or suffered by Bank by reason of the exercise or failure to exercise any rights of Bank under this Agreement, excluding only such claims, expenses, liabilities and losses arising solely from the gross negligence or willful misconduct of Bank.

       (b) SURVIVAL. The obligations of the parties under this Section 9 will survive the termination of this Agreement.

  11.  FURTHER AGREEMENTS.

       (a) PARTY TO AGREEMENT. DeNicola, or his estate, as the case may be, Holdings, the Management Companies and each of the Professional Corporations hereby agree that they shall cause any New Shareholder and any Successor Shareholder to become a party to this Agreement upon and as a condition to becoming a New Shareholder or a Successor Shareholder and agree that each such New Shareholder or Successor Shareholder shall be, and DeNicola and each of the Professional Corporations shall cause them to be, bound by the terms hereof with the same obligations and liabilities as DeNicola. The parties hereto agree that any shares of any of the Professional Corporations acquired by any party hereto, any New Shareholder, any Successor Shareholder shall be or become Shares hereunder and DeNicola, the Management Companies, Holdings and the Professional Corporations shall cause such Shares to be delivered to Bank in accordance with the terms hereof.

       (b) TRANSFER OF SHARES. During the term of this Agreement no New Shareholder or Successor Shareholder shall sell, transfer, pledge or otherwise hypothecate the shares of any Professional Corporation which such New Shareholder or Successor Shareholder owns except to Bank. Such shares of stock shall be marked with a restrictive legend with respect thereto.

       (c) COMPLIANCE. Each New Shareholder and Successor Shareholder agrees to, and shall cause all directors of the Professional Corporations to take all steps necessary to, ensure that each Professional Corporation comply with all provisions of the Professional Corporation Act and remain in good standing as a professional medical corporation in the State of California.

  12. COPY OF AGREEMENT. Each of the Professional Corporations shall keep a copy of this Agreement on file in the principal business office of such Professional Corporation.

  13. PRIMACY OF AGREEMENT. Upon the occurrence of a Succession Event, this Agreement and the provisions hereof shall supersede any Option Agreement with respect to the subject matter hereof. Upon the occurrence of a Succession Event, in the case of any conflict or inconsistency between this Agreement and any Option Agreement, this Agreement shall control.

  14. SPECIFIC PERFORMANCE. DeNicola and the Professional Corporations agree that a breach of any covenants contained in this Agreement will cause irreparable injury to Bank, that Bank has no adequate remedy at law in respect of such breach and, as a consequence, each agrees that each and every covenant contained in this Agreement shall be specifically enforceable against each of them, and each hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

  15. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given on the date of service if personally served on the party to whom notice is to be given, which in the case of the Professional Corporations shall be the Professional Corporation specified in this Section 15, or on the third day after mailing if deposited in the United States mail to the party to whom notice is to be given, certified, postage prepaid, return receipt requested, and properly addressed as follows:

       DeNicola:

            Gregg A. DeNicola, M.D.
            Prospect Medical Holdings, Inc.
            18200 Yorba Linda Blvd., Suite 409
            Yorba Linda, CA  92686

       Professional Corporations:

            c/o Prospect Medical Group
            18200 Yorba Linda Blvd., Suite 409
            Yorba Linda, CA  92686
            Attn: Gregg A. DeNicola, M.D.


       Bank:

            Imperial Bank
            at its address for notice under the Credit Agreement

Any party hereto may change its address for the purpose of receiving notices, requests, demands and other communications as herein provided by a written notice given in the manner set forth above to the other parties hereto; PROVIDED HOWEVER, that only one Professional Corporation shall at any time be designated to receive notice for and on behalf of all the Professional Corporations.

  16. ATTORNEYS' FEES. Should any parties hereto institute any action or proceeding at law, in equity or in arbitration to enforce any provision of this Agreement, including an action for declaratory relief or for damages by reason of an alleged breach of any provision of this Agreement or otherwise in connection with this Agreement or any provision hereof, the prevailing party shall be entitled to recover from the losing party such prevailing party's reasonable attorneys' fees and costs in such action or proceeding.

  17.  MISCELLANEOUS.

       (a) ENTIRE AGREEMENT. This Agreement and the other Loan Documents constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and any and all prior agreements, understandings or representations with respect to such subject matter are hereby terminated and canceled in their entirety and are of no further force or effect.

       (b) SEVERABILITY. Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and whenever there is any conflict between any provision contained herein and any present or future constitution, statute, law, ordinance, rule or regulation, the latter shall prevail; PROVIDED, HOWEVER, that the provision of this Agreement which is affected shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the fullest extent possible.

       (c) FURTHER ASSURANCES. Each of the parties hereto shall execute and deliver any and all additional papers, documents, and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of its obligations hereunder to carry out the intent of the parties hereto.

       (d) MODIFICATIONS OR AMENDMENTS. No amendment, change or modification of this Agreement shall be valid, unless in writing and signed by all of the parties hereto.

       (e) NO WAIVER; AMENDMENTS. No failure on the part of Bank to exercise, no delay in exercising and no course of dealing with respect to, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under any of the other Loan Documents preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

       (f) JOINT AND SEVERAL LIABILITY. DeNicola, Holdings, the Management Companies and the Professional Corporations each agree that the liability hereunder shall be the immediate, direct, and primary obligation of such Person and shall not be contingent upon Bank's exercise or enforcement of any remedy it may have against any of them or against any other Person, or against the Collateral or any other security for the Obligations or the Guaranty Obligations. Without limiting the generality of the foregoing, this Agreement shall remain in full force and effect without regard to and shall not be impaired or affected by, nor shall DeNicola, Holdings, the Management Companies, or the Professional Corporations be exonerated or discharged by, any of the following events:

            (i) Insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, death, liquidation, winding up or dissolution of any of them or any other guarantor of the Obligations or the Guaranty Obligations;

            (ii) Any limitation, discharge, or cessation of the liability of any of them or any other guarantor for the Obligations or the Guaranty Obligations due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of the documents evidencing the Obligations or the Guaranty Obligations or any other guaranty thereof or any other security agreement or pledge agreement related thereto;

            (iii) Any merger, acquisition, consolidation or change in structure of any of them or any other guarantor of the Obligations or the Guaranty Obligations or any sale, lease, transfer or other disposition of any or all of the assets or shares of any of them or any other guarantor of the Obligations or the Guaranty Obligations;

            (iv) Any assignment or other transfer, in whole or in part, of Bank's interests in and rights under this Agreement, the Credit Agreement or any of the other Loan Documents, including, without limitation, Bank's right to receive payment of the Obligations or the Guaranty Obligations or any assignment or other transfer, in whole or in part, of Bank's interests in and to the Collateral or any other collateral securing the Obligations or the Guaranty Obligations;

            (v) Any claim, defense, counterclaim or setoff, other than that of prior performance, that DeNicola, the Professional Corporations, Holdings, any of the Management Companies or any guarantor of the Obligations or the Guaranty Obligations may have or assert, including, but not limited to, any defense of incapacity or lack of corporate or other authority to execute any documents relating to the Obligations or the Guaranty Obligations, the Collateral, or any other collateral securing the Obligations or the Guaranty Obligations;

            (vi) Bank's amendment, modification, renewal, extension, cancellation or surrender, of any agreement, document or instrument relating to the Credit Agreement, this Agreement, the Obligations, the Guaranty Obligations, the Collateral or any other collateral securing the Obligations or the Guaranty Obligations, or Bank's exchange, release, or waiver of any Collateral or of any other collateral securing the Obligations or the Guaranty Obligations;

            (vii) Bank's exercise or nonexercise of any power, right or remedy with respect to the Obligations, the Guaranty Obligations, the Collateral or any other collateral securing the Obligations or the Guaranty Obligations, including, but not limited to, Bank's compromise, release, settlement or waiver with DeNicola, any of the Management Companies, the Professional Corporations, or of Holdings, any guarantor or any other Person;

            (viii) Bank's vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy case related to the Obligations, the Guaranty Obligations, the Collateral or any other collateral securing the Obligations or the Guaranty Obligations; and

            (ix) Any impairment or invalidity of the Collateral or any other collateral securing the Obligations or the Guaranty Obligations or any failure to perfect any of Bank's Liens thereon or therein.

       (g) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

       (h) NUMBER AND GENDER. In this Agreement, the masculine, feminine or neuter gender, and the singular or plural number, shall each be deemed to include the other, whenever the context so requires.

       (i) CAPTIONS. The section and other headings contained in this Agreement are for reference only and shall not in any way limit or amplify the terms and provisions hereof, nor affect the meaning or interpretation of this Agreement.

       (j) CONTINUED TENURE. The parties hereto acknowledge that nothing contained in this Agreement shall be deemed a guarantee of any New Shareholder's or any Successor Shareholder's continued tenure on the Board of Directors of any of the Professional Corporations.

       (k) ASSIGNMENT. This Agreement may not be assigned by DeNicola, any of the Professional Corporations, any New Shareholder, any Successor Shareholder, any of the Management Companies or Holdings without the prior written consent of Bank. Subject to the foregoing, this Agreement will inure to the benefit of the parties and will be binding upon their respective successors, executors, administrators, heirs and assigns.

       (l) GOVERNING LAW. This Agreement has been delivered to Bank and accepted by Bank in the State of California. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO ANY PRINCIPLES OF CONFLICT OF LAWS.


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

       (m) JUDICIAL REFERENCE. Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "CLAIM DATE" (defined as the date on which a party subject to the Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 ET SEQ. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Los Angeles County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP Section 170.6. The referee shall (a) be requested to set the matter for hearing within sixty
(60) days after the Claim Date and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

       Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

       The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

       In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                           /s/ Gregg DeNicola
                      -------------------------------------------------------
                           Gregg DeNicola


                      PROSPECT MEDICAL HOLDINGS, INC.


                      By: /s/ Jacob Y. Terner, M.D.
                         ----------------------------------------------------
                      Title: CEO
                            -------------------------------------------------


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

                      PROSPECT MEDICAL SYSTEMS, INC.


                      By: /s/ Jacob Y. Terner, M.D.
                         ----------------------------------------------------
                      Title: CEO
                            -------------------------------------------------

                      PROSPECT MEDICAL GROUP, INC.


                      By: /s/ Jacob Y. Terner, M.D.
                         ----------------------------------------------------
                      Title: VP
                            -------------------------------------------------

                      IMPERIAL BANK

                      By: /s/ Mark W. Campbell
                         ----------------------------------------------------
                      Title: SVP
                            -------------------------------------------------


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

                                       EXHIBIT A

                             SPOUSAL JOINDER AND CONSENT


       I am the spouse of Gregg DeNicola, M.D., a shareholder (the "SHAREHOLDER") of Prospect Medical Group, Inc., a California professional medical corporation ("PROFESSIONAL CORPORATION"). To the extent that I have any interest in any of the Shares (as that term is defined in the Credit Succession Agreement (the "CREDIT SUCCESSION AGREEMENT"), entered into as of July __, 1997, by and among Imperial Bank, Prospect Medical Holdings, Inc., Prospect Medical Systems, Inc., the Shareholder and Prospect Medical Group, Inc.), I hereby join in the Credit Succession Agreement and agree to be bound by its terms and conditions to the same extent as my spouse. I have read the Credit Succession Agreement, understand its terms and conditions, and to the extent that I have felt it necessary, have retained independent legal counsel to advise me concerning the legal effect of the Credit Succession Agreement and this Spousal Joinder and Consent.

       I understand and acknowledge that Imperial Bank is significantly relaying on the validity and accuracy of this Spousal Joinder and Consent in entering into the Credit Succession Agreement.

       Executed this 3rd day of July, 1997.

       Signature:  Mary DeNicola
                 ---------------------------------------------------

       Printed or Typed Name: Mary DeNicola
                             ---------------------------------------


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